UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2017

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		717 225 4711

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2017, the shareholders of P. H. Glatfelter Company (the “Company”) approved the Company’s Amended and Restated Long-Term Incentive Plan (the “Plan”).

The Plan, which is administered by the Compensation Committee of the Board of Directors, provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards and other stock-based awards. Eligible participants under the Plan consist of employees, officers, non-employee directors and consultants of the Company as well as individuals to whom an offer of employment or service has been extended.

The amended Plan includes changes to:

•	Increase the number of shares of common stock available for awards under the Amended Plan by an additional 1,840,000 shares.

•

Provide that the maximum aggregate number of shares subject to stock options and stock appreciation rights (“SARs”) granted under the Amended Plan to any employee during any calendar year will not exceed 500,000 shares and the maximum aggregate number of shares subject to all share-based awards other than options and SARs granted under the Amended Plan to any employee during any calendar year will not exceed 500,000 shares.

•

Provide that cash dividends and dividend equivalents that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code and that any individual employee may accrue for any calendar year pursuant to awards under the Plan may not exceed $500,000 in total value.

•

Provide that the grant date value of awards granted under the Plan to each non-employee director, when combined with any cash fees payable to the non-employee director, during any calendar year will not exceed $500,000.

•	Remove discretion of the Committee to provide for a different definition of change in control in an award agreement, subject to compliance with Section 409A of the Code.

•	Expand the performance metrics that the Committee may consider when granting performance awards that comply with the performance-based compensation exception under Section 162(m) of the Code.

•	Provide that any dividend rights or dividend equivalents granted with awards will vest and be paid only if and to the extent the underlying awards vest and are paid.

•	Provide for double-trigger vesting in the event of a change in control.

•	Provide the Committee with discretion to provide for share withholding for taxes at rates in excess of the minimum statutory rate.

•	Provide that the number of shares subject to incentive stock option awards made on or after May 4, 2017 may not exceed 2,244,260 shares, subject to adjustments.

•	Extend the expiration of the Amended Plan until May 4, 2027

This description is qualified in its entirety by reference to the Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 4, 2017, the Company held its annual meeting of shareholders. There were 43,558,387 shares of common stock entitled to vote at the meeting and a total of 40,671,525 (93.4%) shares of common stock were represented at the meeting.

The items voted upon at the annual meeting and the results of the vote on each proposal were as follows:

Proposal 1. The election of nine members of the Board of Directors to serve until the Company’s next annual meeting and until their successors are elected and qualified.

Each of the nine nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Withheld

Bruce Brown	37,421,173	745,764
Kathleen A. Dahlberg	37,182,394	984,543
Nicholas DeBenedictis	36,941,265	1,225,672
Kevin M. Fogarty	37,396,249	770,688
J. Robert Hall	37,076,828	1,090,109
Richard C. Ill	37,265,935	901,002
Ronald J. Naples	37,173,092	993,845
Dante C. Parrini	37,016,410	1,150,527
Lee C. Stewart	37,194,796	972,141

Proposal 2. A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain

39,946,611	682,250	42,664

Proposal 3. A proposal to approve the Company’s Amended and Restated Long-Term Incentive Plan for purposes of increasing the number of shares available to be awarded under the Plan, meet the listing requirements of the New York Stock Exchange and certain other changes to comply with Section 162(m) of the Internal Revenue Code.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain

36,013,613	2,073,375	85,949

Proposal 4. A non-binding advisory vote on the compensation philosophy, policies and procedures followed by the Company with respect to executive officers, and the compensation of the Company’s Named Executive Officers (“Say-on-Pay”).

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain

24,233,634	13,833,121	106,182

Proposal 5. A non-binding advisory vote on the frequency with which shareholders will be asked to give an advisory vote on executive compensation and pay practices.

The result of the vote of the shareholders is as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain

28,669,491	283,549	9,133,064	86,833

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

10.1P. H. Glatfelter Company Amended and Restated Long-Term Incentive Plan **

10.2Form of Restricted Stock Unit Award Certificate (form effective as of February 23, 2017) **

10.3Form of Performance Stock Award Certificate (form effective as of February 23, 2017) **

10.4Form of Non-Employee Director Restricted Stock Unit Award Certificate (form effective as of May 4, 2017) **

**  Management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

May 4, 2017	By:	/s/ Kent K Matsumoto

Name: Kent K. Matsumoto
Title: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.		Description

10.1		P. H. Glatfelter Company Amended and Restated Long-Term Incentive Plan **

10.2		Form of Restricted Stock Unit Award Certificate (form effective as of February 23, 2017) **

10.3		Form of Performance Stock Award Certificate (form effective as of February 23, 2017) **

10.4		Form of Non-Employee Director Restricted Stock Unit Award Certificate (form effective as of May 4, 2017) **

	**	Management contract or compensatory plan